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Exhibit 99.1



FOR IMMEDIATE RELEASE



                                               For additional information:
                                               Nicholas L. Ribis: (212) 715-7204


              TRUMP HOTELS & CASINO RESORTS, INC. ANNOUNCES COMMON
                STOCK BUYBACK AND EXPANSION OF REPURCHASE PROGRAM



                  NEW YORK, January 8, 1998 -- Trump Hotels & Casino Resorts, Inc. (NYSE:DJT) and Trump Hotels & Casino Resorts Holdings, L.P., announced today that its Board of Directors has approved the continuation of its common stock repurchase program until the end of 1998.

                  Trump Hotels & Casino Resorts, Inc. owns and operates Trump Plaza Hotel Casino, Trump Taj Mahal Casino Resort and Trump Marina Hotel Casino in Atlantic City, NJ, as well as Trump Indiana, the riverboat casino in Gary, IN, on Lake Michigan.


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